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                                   EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in The Reynolds and Reynolds Company (1) Registration Statement No. 33-56045 on Form S-8, (2) Post-Effective Amendment No. 1 to Registration Statement No. 333-12681 on Form S-8, (3) Registration Statement No. 333-16583 on Form S-3, (4) Registration Statement No. 333-18585 on Form S-3, (5) Registration Statement No. 333-41983 on Form S-3, (6) Registration Statement No. 333-41985 on Form S-3, (7) Post-Effective Amendment No. 1 to Registration Statement No. 33-51895 on Form S-3, (8) Post-Effective Amendment No. 1 to Registration Statement No. 33-58877 on Form S-3, (9) Pre-Effective Amendment No. 1 to Registration Statement No. 33-61725 on Form S-3, (10) Registration Statement No. 33-59615 on Form S-3, (11) Registration Statement No. 33-59617 on Form S-3, (12) Registration Statement No. 333-12967 on Form S-3, (13) Registration Statement No. 333-72639 on Form S-3, (14) Registration Statement No. 333-85177 on Form S-8, (15) Registration Statement No. 333-85179 on Form S-8, (16) Registration Statement No. 333-85551 on Form S-8, (17) Registration Statement No. 333-94687 on Form S-3, (18) Registration Statement No. 333-30090 on Form S-8, (19) Registration Statement No. 333-53798 on Form S-3, (20) Registration Statement No. 333-57272 on Form S-8, (21) Registration Statement No. 333-70630 on Form S-8, and (22) Registration Statement No. 333-86780 on Form S-8 of our report dated November 12, 2003, appearing in this Annual Report on Form 10-K of The Reynolds and Reynolds Company for the year ended September 30, 2003, and to the reference to Deloitte & Touche LLP under the heading "Experts" in the respective Prospectuses, which is part of each of the above Registration Statements. Form S-8, of our report dated November 12, 2003 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in methods of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), appearing in this Annual Report on Form 10-K of The Reynolds and Reynolds Company.

DELOITTE & TOUCHE LLP
Dayton, Ohio
December 11, 2003

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